                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 20, 1998
                                                --------------------------------


                              COMMERCIAL CREDIT COMPANY
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



    DELAWARE                        1-6594                       52-0883351
----------------              ----------------               -------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


300 SAINT PAUL PLACE, BALTIMORE, MARYLAND                          21202
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                    (410) 332-3000
--------------------------------------------------------------------------------
                 (Registrant's telephone number, including area code)


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

                             COMMERCIAL CREDIT COMPANY
                             Current Report on Form 8-K

Item 5. OTHER EVENTS.

RESULTS OF OPERATIONS

The net income of Commercial Credit (the Company) for the three months and six months ended June 30, 1998 was $65.9 million and $120.2 million, respectively, compared to $51.1 million and $93.5 million, respectively, in the corresponding 1997 periods. The Company's income before income taxes for the three months and six months ended June 30, 1998 was $103.1 million and $187.6 million, respectively, compared to $77.9 million and $142.5 million, respectively, in the corresponding 1997 periods. The Company's revenues for the three months and six months ended June 30, 1998 were $516.3 million and $1,003.3 million, respectively, compared to $398.6 million and $772.3 million, respectively, in the corresponding 1997 periods.

At June 30, 1998 the Company had total debt consisting of certificates of deposit of $246.9 million, short-term borrowings of $4,392.3 million and long-term debt of $6,300.0 million. In addition the Company's total stockholder's equity at June 30, 1998 was $1,964.3 million.


BUSINESS SEGMENT DATA       Three months ended        Six months ended
                                  June 30,                 June 30,
                           ---------------------    ---------------------
                             1998         1997        1998        1997
                           --------    --------     --------    --------

REVENUES:
Consumer Finance           $  513.4    $  388.9     $  997.6    $  755.2
Corporate and Other             2.9         9.7          5.7        17.1
                           --------    --------     --------    --------
REVENUES                   $  516.3    $  398.6     $1,003.3    $  772.3
                           ========    ========     ========    ========

NET INCOME:
Consumer Finance           $   69.2    $   53.8     $  128.4    $  100.8
Corporate and Other            (3.3)       (2.7)        (8.2)       (7.3)
                           --------    --------     --------    --------
NET INCOME                 $   65.9    $   51.1     $  120.2    $   93.5
                           ========    ========     ========    ========


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                             COMMERCIAL CREDIT COMPANY
                              SELECTED FINANCIAL DATA
                              (In millions of dollars)


                                                             As of, or for the quarter   As of, or for the six months
                                                                   ended June 30,               ended June 30,
                                                            -------------------------     -------------------------
                                                               1998            1997          1998           1997
                                                            ----------     ----------     ----------     ----------
OWNED BASIS:
Net receivables
   Real estate-secured loans                                $  5,674.5     $  3,992.4     $  5,674.5     $  3,992.4
   Personal loans                                              4,099.1        3,328.0        4,099.1        3,328.0
   Credit cards - owned                                        1,407.6        1,166.3        1,407.6        1,166.3
   Sales finance and other                                       902.3          554.7          902.3          554.7
                                                            ----------     ----------     ----------     ----------
Consumer finance receivables,
   net of unearned finance charges                            12,083.5        9,041.4       12,083.5        9,041.4
Accrued interest receivable                                       87.2           56.0           87.2           56.0
Allowance for credit losses                                     (347.1)        (263.4)        (347.1)        (263.4)
                                                            ----------     ----------     ----------     ----------
   Consumer finance receivables, net                        $ 11,823.6     $  8,834.0     $ 11,823.6     $  8,834.0
                                                            ==========     ==========     ==========     ==========

Average yield                                                   14.15%         14.42%         14.17%         14.53%
Average net interest margin                                      7.80%          7.93%          7.79%          8.04%
Charge-off rate                                                  2.66%          2.82%          2.71%          2.88%
60+ days past due as a % of receivables                          2.23%          2.14%          2.23%          2.14%
Reserves as a % of net receivables                               2.87%          2.91%          2.87%          2.91%

MANAGED BASIS:
Consumer finance receivables, net of unearned
   finance charges                                          $ 12,083.5     $  9,041.4     $ 12,083.5     $  9,041.4
Credit card receivables securitized or held for sale(1)          254.6              -          254.6              -
                                                            ----------     ----------     ----------     ----------
   Managed receivables                                      $ 12,338.1     $  9,041.4     $ 12,338.1     $  9,041.4
                                                            ==========     ==========     ==========     ==========

Managed credit card receivables                             $  1,662.2     $  1,166.3     $  1,662.2     $  1,166.3

Average yield                                                   14.09%         14.42%         14.10%         14.53%
Average net interest margin                                      7.75%          7.93%          7.73%          8.04%
Charge-off rate                                                  2.67%          2.82%          2.71%          2.88%
60+ days past due as a % of receivables                          2.21%          2.14%          2.21%          2.14%


(1) On March 6, 1998, the company securitized $255.1 million of credit card receivables.


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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              COMMERCIAL CREDIT COMPANY





Dated:  July 27, 1998                   By /s/ William T. Bozarth
                                           ------------------------------
                                               William T. Bozarth
                                               Vice President





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